UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2017

Cision Ltd.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-38140	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

130 East Randolph St., 7th Floor

Chicago, IL 60601

(Address of Principal Executive Offices) (Zip Code)

866-639-5087

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On June 29, 2017, Cision Ltd. (“Cision”) and Capitol Acquisition Corp. III (“Capitol”) announced that the previously announced transactions contemplated by the Agreement and Plan of Merger were consummated. In connection with the closing of the merger, the registrant changed its name from Capitol Acquisition Holding Company Ltd. to Cision Ltd.

On July 6, 2017, Cision filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the closing of the Merger and related matters under Items 1.01, 1.02, 2.01, 2.02, 4.01, 5.01, 5.06, 8.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Form 8-K to include additional matters related to the closing of the Merger under Items 3.01, 3.02, 3.03, 5.02 and 5.03 of Form 8-K.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Form 8-K.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Upon the Closing, Capitol’s common stock, warrants and units ceased trading on the NASDAQ and Cision’s ordinary shares and warrants began trading on the NYSE and NYSE MKT, respectively, under the symbol “CISN” and “CISN WS,” respectively. Immediately prior to the transfer of listing, all of Capitol’s outstanding units separated into their component parts of one share of common stock and one half of one warrant to purchase one share of common stock of Capitol.

Item 3.02.	Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, at the Closing, Cision Owner received, as consideration for its share capital and CPECs of Cision LuxCo, an aggregate of 82,075,873 ordinary shares of Cision and warrants to purchase 1,969,841 ordinary shares of Cision as described in Item 2.01 above. Cision issued the foregoing ordinary shares and warrants in a transaction not requiring registration under Section 5 of the Securities Act, in reliance on the exemption afforded by Section 4(a)(2) thereof.

Item 3.03.	Material Modification to Rights of Security Holders.

On the closing date, Cision filed an Amended and Restated Memorandum and Articles of Association (the “Restated Certificate”) with the Registrar of Companies of the Cayman Islands. The material terms of the Restated Certificate and the general effect upon the rights of holders of Capitol’s capital stock are discussed in the Proxy Statement/Prospectus in the section entitled “The Charter Proposals” beginning on page 92, which is incorporated by reference herein.

A copy of the Restated Certificate was filed as Exhibit 3.1 to the Original Form 8-K and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of the Closing, L. Dyson Dryden, Stephen P. Master, Stuart Yarbrough, Kevin Akeroyd, Mark D. Ein, Mark M. Anderson and Philip Canfield were appointed as directors of Cision to serve until the end of their respective terms and until their successors are elected and qualified. L. Dyson Dryden, Stuart Yarbrough and Mark D. Ein were appointed to serve on Cision’s audit committee with Mr. Yarbrough serving as the audit committee financial expert, pursuant to NYSE’s listing standards. L. Dyson Dryden, Stephen P. Master and Mark M. Anderson were appointed to serve on Cision’s corporate governance and nominating committee. Mark D. Ein, Mark M. Anderson and Philip Canfield were appointed to serve on Cision’s compensation committee.

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Kevin Akeroyd was appointed as President and Chief Executive Officer, Jack Pearlstein was appointed as Executive Vice President and Chief Financial Officer, Jason Edelboim was appointed President, Americas, Yujie Chen was appointed President, Asia-Pacific, Sean O’Driscoll was appointed Senior Vice President, Global Insights, Robert Coppola was appointed Chief Information Officer and Chris Lynch was appointed Chief Marketing Officer.

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “The Director Election Proposal – Information about Executive Officer, Directors and Nominees” beginning on page 95 for biographical information about each of the directors and officers following the Transactions, which is incorporated herein by reference.

In addition, at the Annual Meeting, Capitol’s stockholders approved the Cision Ltd. 2017 Omnibus Incentive Plan. A description of the plan is included in the Proxy Statement/Prospectus in the section entitled “The Incentive Compensation Plan Proposal” beginning on page 109, which is incorporated herein by reference.

In connection with the Closing, each of Messrs. Akeroyd and Pearlstein, entered into employment agreements with Cision. The information in Item 1.01 of the Original Form 8-K under the heading “Employment Agreements” is incorporated herein by reference.

Reference is made to the Proxy Statement/Prospectus section entitled “Certain Relationships and Related Person Transactions” beginning on page 163 for a description of certain transactions between Cision and certain of its directors and officers, which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d)       Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of March 19, 2017, by and among Capitol Acquisition Corp. III, Capitol Acquisition Holding Company Ltd., Capitol Acquisition Merger Sub, Inc., Canyon Holdings (Cayman), L.P. and Canyon Holdings S.a r.l. (incorporated by reference to the definitive Proxy Statement/Prospectus filed on June 15, 2017).
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of April 7, 2017, by and among Capitol Acquisition Corp. III, Capitol Acquisition Holding Company Ltd., Capitol Acquisition Merger Sub, Inc., Canyon Holdings (Cayman), L.P. and Canyon Holdings S.a r.l. (incorporated by reference to the definitive Proxy Statement/Prospectus filed on June 15, 2017).
3.1*	Amended and Restated Memorandum and Articles of Association of Cision Ltd.
4.1	Specimen Ordinary Share Certificate of Capitol Acquisition Holding Company Ltd. (incorporated by reference to the Registration Statement on Form S-4/A filed on June 14, 2017).
4.2	Specimen Warrant Certificate of Capitol Acquisition Corp. III. (incorporated by reference to the Registration Statement on Form S-4/A filed on June 14, 2017).
4.3	Warrant Agreement between Continental Stock Transfer & Trust Company and Capitol Acquisition Corp. III (incorporated by reference to Capitol’s Form 8-K filed on October 15, 2015).
4.4*	Assignment and Assumption Agreement between Continental Stock Transfer & Trust Company, Capitol Acquisition Corp. III and Capitol Acquisition Holding Company Ltd.
10.1	Letter Agreement signed by each of Capitol Acquisition Management 3 LLC and Mark D. Ein (incorporated by reference to Capitol’s Form 8-K filed on October 15, 2015).

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Exhibit	Description
10.2	Letter Agreement signed by each of Capitol Acquisition Founder 3 LLC and L. Dyson Dryden (incorporated by reference to Capitol’s Form 8-K filed on October 15, 2015).
10.3	Letter Agreement signed by each of Lawrence Calcano, Piyush Soda and Richard C. Donaldson (incorporated by reference to Capitol’s Form 8-K filed on October 15, 2015).
10.4	Stock Escrow Agreement between Capitol Acquisition Corp. III, Continental Stock Transfer & Trust Company and each of Capitol Acquisition Management 3 LLC, Capitol Acquisition Founder 3 LLC, Lawrence Calcano, Richard C. Donaldson and Piyush Sodha (incorporated by reference to Capitol’s Form 8-K filed on October 15, 2015).
10.5*	Registration Rights Agreement between Cision Ltd. and certain holders identified therein.
10.6*	Director Nomination Agreement between Cision Ltd., Canyon Holdings (Cayman), L.P. and the other parties named therein.
10.7	2017 Omnibus Incentive Plan (incorporated by reference to the definitive Proxy Statement/Prospectus filed on June 15, 2017).
10.8	Form of Non-Equity Incentive Plan (incorporated by reference to the Registration Statement on Form S-4/A filed on June 14, 2017).
10.9*	Form of Director Indemnification Agreement (Affiliates of Canyon Holdings (Cayman), L.P.).
10.10*	Form of Director Indemnification Agreement (Affiliates of Capitol Acquisition Management 3 LLC and Capitol Acquisition Founder 3 LLC).
10.11*	Form of Director and Officer Indemnification Agreement (Officers and Independent Directors).
10.12	First Lien Credit Agreement (incorporated by reference to the Registration Statement on Form S-4/A filed on June 14, 2017).
10.13	Amendment to First Lien Credit Agreement (incorporated by reference to the Registration Statement on Form S-4/A filed on June 14, 2017).
10.14	Second Lien Credit Agreement (incorporated by reference to the Registration Statement on Form S-4/A filed on June 14, 2017).
10.15	Support Agreement (incorporated by reference to the Registration Statement on Form S-4/A filed on June 14, 2017).
10.16*	Employment Agreement between Cision U.S. Inc. and Kevin Akeroyd.
10.17*	Employment Agreement between Cision U.S. Inc. and Jack Pearlstein.
10.18*	Office Lease between Cision U.S. Inc. and BFPRU I, LLC.
14.1*	Code of Ethics.
16.1*	Letter dated July 6, 2017, from Marcum, LLP to the Registrant.
21.1*	List of Subsidiaries of Cision Ltd.

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*Previously filed with the registrant’s Current Report on Form 8-K filed on July 6, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2017

CISION LTD.

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Chief Financial Officer